Summary Prospectus
May 1, 2018
SunAmerica Series Trust
SA Invesco VCP Equity-Income Portfolio (formerly, VCPSM Value Portfolio)
(Class 1 and Class 3 Shares)
SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information dated May 1, 2018, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated and unaffiliated life insurance companies and is not intended for use by other investors.
Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at www.aig.com/getprospectus. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is to seek current income and moderate capital appreciation while managing portfolio volatility.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.85%	0.85%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.88%	1.13%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 90	$281	$488	$1,084
Class 3 Shares	115	359	622	1,375
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 151% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio invests primarily in equity and fixed income securities, derivatives and other instruments that have economic characteristics similar to such securities that it believes will decrease the volatility level of the Portfolio’s annual returns. Under normal circumstances, the Portfolio invests at least 65% of its net assets in income-producing equity investments, such as dividend paying common or preferred stocks. For purposes of this policy, the Portfolio considers income-producing equity securities to include securities such as dividend paying common stocks and preferred stocks, interest paying convertible securities and zero coupon convertible securities (on which the Portfolio accrues income for tax and accounting purposes but receives no cash). Although the Portfolio invests in the securities of issuers of all capitalization sizes, a substantial number of the issuers in which the Portfolio invests are expected to be large-

SunAmerica Series Trust

SA Invesco VCP Equity-Income Portfolio (formerly, VCPSM Value Portfolio)
cap companies. The subadviser also employs a “VCP” (Volatility Control Portfolio) risk management process intended to manage the volatility level of the Portfolio’s annual returns.
In selecting securities for the Portfolio, the subadviser emphasizes a value style of investing; seeking well-established, undervalued companies that the subadviser believes offer the potential for income with safety of principal and long-term growth of capital. The subadviser focuses on undervalued companies with catalysts for improved valuation. Internal and external factors considered by the subadviser as catalysts for improved valuation include new management, operational enhancements, restructurings or reorganizations, improvements in industry conditions or favorable regulatory developments. The subadviser believes a company’s relative attractiveness is a function of its upside potential relative to downside risk. The subadviser may dispose of a security when it has reached the subadviser’s estimate of fair value or when the subadviser identifies a more attractive investment opportunity.
The Portfolio incorporates a volatility control process that seeks to target a maximum annual volatility level for the Portfolio’s returns of approximately 10%. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns without regard to the direction of those changes. To implement this volatility management strategy, the subadviser will monitor the forecasted annualized volatility of the Portfolio’s returns, placing a greater weight on recent historical data. The Portfolio may make significant investments in exchange-traded equity index and exchange-traded interest rate futures or other derivative instruments designed to reduce the Portfolio’s exposure to portfolio volatility. In addition, the subadviser will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns. There can be no assurance that investment decisions made in seeking to manage the Portfolio’s volatility will achieve the desired results.
Volatility is not a measure of investment performance. Volatility may result from rapid or dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio could experience high levels of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially higher or lower than the target maximum annual level.
The Portfolio’s target maximum annual volatility level of 10% is not a total return performance target. The Portfolio does not expect its total return performance to be within any specified targeted range. It is possible for the Portfolio to maintain its volatility at or under its target maximum annual volatility level while having negative performance returns. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets, may expose the Portfolio to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)” and the “Glossary” under “Risk Terminology” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its investment goal, which are not described here.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Convertible Securities Risk. The value of convertible securities may be affected by market interest rate fluctuations, credit risk and the value of the underlying common stock into which these securities may be converted. Issuers may have the right to buy back or “call” certain convertible securities at a time unfavorable to the Portfolio.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to

SunAmerica Series Trust

SA Invesco VCP Equity-Income Portfolio (formerly, VCPSM Value Portfolio)
be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, illiquidity risk and interest rate fluctuations risk. Since the Portfolio primarily uses exchange-traded equity index futures contracts and exchange-traded interest rate futures contracts, the primary risks associated with the Portfolio’s use of derivatives are market risk and hedging risk.
Equity Securities Risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.
Illiquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically.
Income Risk. The ability of the Portfolio’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Portfolio may drop as well.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Leverage Risk. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result

SunAmerica Series Trust

SA Invesco VCP Equity-Income Portfolio (formerly, VCPSM Value Portfolio)
in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s volatility may reduce the risks assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and SunAmerica by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their volatility.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.
Short Sales Risk. When the Portfolio sells futures contracts, the Portfolio is exposed to the risks associated with short sales. Short sales involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Volatility Control Risk. The risk that the subadviser’s strategy for managing portfolio volatility may not produce the desired result or that the subadviser is unable to trade certain derivatives effectively or in a timely manner. There can be no guarantee that the Portfolio will maintain its target volatility level. Additionally, maintenance of the target volatility level will not ensure that the Portfolio will deliver competitive returns. The use of derivatives in connection with the Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets and may expose the Portfolio to costs to which it would otherwise not have been exposed. The Portfolio’s managed volatility strategy may result in the Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The gains and losses of the Portfolio’s futures positions may not correlate with the Portfolio’s direct investments in equity securities; as a result, these futures contracts may decline in value at the same time as the Portfolio’s direct investments in equity securities decline in value. The Portfolio’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The

SunAmerica Series Trust

SA Invesco VCP Equity-Income Portfolio (formerly, VCPSM Value Portfolio)
subadviser uses a combination of proprietary and third-party systems to help it estimate the Portfolio’s expected volatility. Based on those estimates, the subadviser may adjust the Portfolio’s exposure to   certain markets by selling exchange-traded futures contracts in an attempt to manage the Portfolio’s expected volatility. The proprietary and third-party risk models used by the subadviser may perform differently than expected and may negatively affect performance and the ability of the Portfolio to maintain its volatility at or below its target maximum annual volatility level for various reasons, including errors in using or building the models, technical issues implementing the models and various non-quantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).
Zero Coupon Bond Risk. “Zero coupon” bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. In addition to the risks associated with bonds, since zero coupon bonds do not pay interest, the value of zero coupon bonds may be more volatile than other fixed income securities. Zero coupon bonds may also be subject to greater interest rate risk and credit risk that other fixed income instruments.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and a Blended Index. The Blended Index consists of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Class 1 shares do not have a performance history as of the date of this Prospectus. As a result, the bar chart and table give you a picture of the long-term performance for Class 3 shares of the Portfolio. The performance of Class 1 shares would be substantially similar to Class 3 shares and differ only to the extent that Class 1 shares and Class 3 shares have different expenses. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)
During the 4-year period shown in the bar chart, the highest return for a quarter was 5.95% (quarter ended December 31, 2016) and the lowest return for a quarter was -5.75% (quarter ended September 30, 2015). The year-to-date calendar return as of March 31, 2018 was -1.84%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	Since Inception (9-26-16)	Since Inception (5-1-13)
Class 1 Shares	10.27%	13.61%	N/A
Class 3 Shares	9.96%	N/A	7.81%
Blended Index	14.21%	12.17%	9.23%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	0.41%	2.06%
S&P 500® Index	21.83%	20.61%	14.04%

SunAmerica Series Trust

SA Invesco VCP Equity-Income Portfolio (formerly, VCPSM Value Portfolio)
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Invesco Advisers, Inc.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Thomas Bastian Lead Portfolio Manager	2013
Jacob Borbidge Portfolio Manager	2018
Chuck Burge Portfolio Manager	2013
Brian Jurkash Portfolio Manager	2015
Sergio Marcheli Portfolio Manager	2013
Duy Nguyen Portfolio Manager	2013
Matthew Titus Portfolio Manager	2016
Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolio do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering documents) for your Variable Contract which may contain additional information about purchase and redemptions of the Portfolio’s shares. Contract holders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Tax Information

The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However contract holders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from the Variable Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio are not sold directly to the general public but instead are offered as an underlying investment option for the Variable Contracts. The Portfolio and their related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.
CSP-86704C_556_630.1
SunAmerica Series Trust

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